UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

MGM Resorts International

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEADING PROXY ADVISORY FIRM ISS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” MGM’S ENTIRE SLATE OF DIRECTOR NOMINEES

MGM URGES SHAREHOLDERS TO VOTE THE WHITE PROXY CARD

LAS VEGAS, Nevada – May 13, 2015 — MGM Resorts International (NYSE: MGM) today announced that leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) has issued a report recommending that MGM’s shareholders vote the WHITE proxy card FOR the reelection of all eleven of MGM’s highly qualified director nominees. ISS also specifically recommended that shareholders do not vote for any of the four nominees proposed by Land & Buildings (“L&B”). The Company’s 2015 Annual Meeting will be held on May 28, 2015.

MGM Resorts is extremely pleased that ISS has recommended in favor of all our highly qualified and experienced director nominees. ISS appears to understand that MGM is performing well, has a strong strategic position and that our Board is taking its responsibility to evaluate the Company’s strategic options very seriously. As we have said, we are always receptive to any shareholder with a constructive view on how to create value and we have for some time been actively evaluating all strategic initiatives for the Company, including a potential partial or total REIT strategy, and we will continue to do so. This recommendation by ISS reinforces our strong belief that MGM has the right Board in place to continue generating substantial value for its shareholders and position the Company for continued success. MGM urges shareholders to vote the WHITE proxy card today for the reelection of all of MGM’s director nominees.

In recommending that shareholders support the Company’s entire slate of director nominees, ISS stated in its May 13, 2015 report:

•	“As the dissident has not made a compelling case that change at the board level is warranted, votes on the management card for all management nominees are warranted.”

•	“This does not appear to be a board dismissive of emerging, and sometimes competing, strategic alternatives.”

•	“It is also significant that the company continues to invest in the future – including expanding domestically, with the National Harbor and Springfield projects, as well as internationally – but makes no all-in bet on a single project. Even a major project like MGM Cotai represents less than 15% of enterprise value.”

•	“On the REIT issue out of which this contest appears to have sprung, there is […] little evidence indicating the board is unduly resistant to the strategy, or unlikely to take appropriate action if it can enhance shareholder value.”

MGM strongly recommends that shareholders vote on the WHITE proxy card to support the Company’s nominees at the upcoming Annual Meeting.

If you have any questions or require assistance voting your proxy,

please contact the Company’s proxy solicitor:

480 Washington Blvd – 26th Floor

Jersey City, New Jersey 07310

Toll-Free (866) 729-6818

Email: MGMResorts@Georgeson.com

About MGM Resorts International

MGM Resorts International (NYSE: MGM) is one of the world’s leading global hospitality companies, operating a portfolio of destination resort brands including Bellagio, MGM Grand, Mandalay Bay and The Mirage. The Company is in the process of developing MGM National Harbor in Maryland and MGM Springfield in Massachusetts. The Company also owns 51 percent of MGM China Holdings Limited, which owns the MGM Macau resort and casino and is developing a gaming resort in Cotai, and 50 percent of CityCenter in Las Vegas, which features ARIA Resort & Casino. For more information about MGM Resorts International, visit the Company’s website at www.mgmresorts.com.

Forward-Looking Statements

Statements in this release that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and/or uncertainties, including those described in the Company’s public filings with the Securities and Exchange Commission. MGM has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding strategic transactions MGM may pursue in the future. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include effects of economic conditions and market conditions in the markets in which MGM operates and competition with other destination travel locations throughout the United States and the world, the design, timing and costs of expansion projects, risks relating to international operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions and additional risks and uncertainties described in MGM’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). In providing forward-looking statements, MGM is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGM updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

Important Additional Information

MGM has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2015 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “2015 Annual Meeting”) and has mailed the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2015 Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ MGM’s 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the 2015 proxy statement, any amendments or supplements to the proxy statement and other documents that MGM files with the SEC from the SEC’s website at www.sec.gov or MGM’s website at http://mgmresorts.investorroom.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in Solicitation

MGM, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of MGM’s stockholders in connection with the 2015 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of MGM’s stockholders generally, are set forth in MGM’s definitive proxy statement for the 2015 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents filed with the SEC.

CONTACTS:

News Media

JIM BARRON/JARED LEVY/EMILY DEISSLER/BEN SPICEHANDLER

Sard Verbinnen & Co

(212) 687-8080

Investment Community

SARAH ROGERS

MGM Resorts International

Vice President, Investor Relations

(702) 693-8654

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